UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 20, 2005

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Avid Technology Park, One Park West, Tewksbury, MA		01876
(Address of Principal Executive Offices)		(zip code)

Registrant’s telephone number, including area code: (978) 640-6789

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Merger Agreement

On March 20, 2005, Avid Technology, Inc., a Delaware corporation (“Avid”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Avid, Highest Mountain Corporation, a California corporation and a wholly-owned subsidiary of Avid (the “Merger Sub”), and Pinnacle Systems, Inc., a California corporation (“Pinnacle”).  The Merger Agreement provides for the merger of the Merger Sub with and into Pinnacle.  Upon completion of this transaction, Pinnacle will be a wholly-owned subsidiary of Avid.  At the effective time, each issued and outstanding share of common stock of Pinnacle will be converted into the right to receive 0.0869 share of Avid’s common stock plus $1.00 in cash.

The Merger Agreement has been approved by the Board of Directors of each party, and the transactions contemplated by the Merger Agreement are subject to the approval of Avid’s stockholders, Pinnacle’s shareholders, any required antitrust clearance and other customary closing conditions.  The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Voting Agreements

In connection with the execution of the Merger Agreement, certain directors and executive officers of Pinnacle executed a voting agreement with Avid and Pinnacle to vote their shares of Pinnacle’s common stock in favor of the proposed merger and against any other proposal or offer to acquire Pinnacle (the “Pinnacle Voting Agreement”).  The foregoing description of the Pinnacle Voting Agreement is not complete and is qualified in its entirety by reference to the Pinnacle Voting Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

In connection with the execution of the Merger Agreement, certain directors and executive officers of Avid executed a voting agreement with Avid and Pinnacle to vote their shares of Avid’s common stock in favor of an amendment to Avid’s certificate of incorporation to increase the authorized shares of common stock for issuance in connection with the proposed merger (the “Avid Voting Agreement”). The foregoing description of the Avid Voting Agreement is not complete and is qualified in its entirety by reference to the Avid Voting Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 8.01 Other Events

On March 21, 2005, Avid and Pinnacle issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information Will Be Filed With The SEC

Avid plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Avid and Pinnacle plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Avid, Pinnacle, the transaction and related matters.  Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Avid through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC from Avid by contacting Dean Ridlon, Investor Relations Director for Avid, at 978-640-3172.

Avid and Pinnacle, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.  Information regarding Avid’s directors and executive officers is contained in Avid’s Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 16, 2004, which are filed with the SEC. Information regarding Pinnacle’s directors and executive officers is contained in Pinnacle’s Form 10-K for the year ended June 30, 2004 and its proxy statement dated September 30, 2004, which are filed with the SEC.   The interests of their respective directors and executive officers in the solicitations with respect to the transactions in particular will be more specifically set forth in the Registration Statement and the Joint Proxy Statement/Prospectus filed with the SEC, which will be available free of charge as indicated above.

Safe Harbor For Forward-Looking Statements

Some statements in this Current Report on Form 8-K may be “forward-looking statements” for the purposes of the Private Securities Litigation Reform Act of 1995.  Avid cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements, including but not limited to:  (i) the possibility that the transaction will not close or that the closing will be delayed due to antitrust regulatory review or other factors, (ii) the challenges and costs of assimilating the operations and personnel of Pinnacle; (iii) the ability to attract and retain highly qualified employees; (iv) competitive factors, including pricing pressures; (v) reaction of customers of Pinnacle and Avid and related risks of maintaining pre-existing relationships of Pinnacle; (vi)

fluctuating currency exchange rates; (vii) adverse changes in general economic or market conditions, particularly in the content-creation industry; and (viii) other one-time events and other important factors disclosed previously and from time to time in Avid’s and Pinnacle’s filings with the SEC and to be more specifically set forth in the Joint Proxy Statement/Prospectus to be filed by Avid and Pinnacle with the SEC. Avid disclaims any obligation to update any forward-looking statements after the date of this release.

Item 9.01.  Financial Statements and Exhibits

                (c)           Exhibits

                                See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2005	AVID TECHNOLOGY, INC.

By:	/s/ Paul J. Milbury
Paul J. Milbury
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 20, 2005, by and among, Avid Technology, Inc., Highest Mountain Corporation and Pinnacle Systems, Inc.

10.1	Voting Agreement, dated as of March 20, 2005, among Avid Technology, Inc., Pinnacle Systems, Inc. and officers and directors of Pinnacle Systems, Inc.

10.2	Voting Agreement, dated as of March 20, 2005, among Avid Technology, Inc., Pinnacle Systems, Inc. and officers and directors of Avid Technology, Inc.

99.1	Press Release dated March 21, 2005.